UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2014

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1230 Peachtree Street, NE, Suite 1000

Atlanta, GA 30309

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:        (404) 446-0050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On May 6, 2014, Streamline Health, Inc. (“Streamline”), a subsidiary of Streamline Health Solutions, Inc. (the “Company”), signed a definitive asset purchase agreement (the “Agreement”) with CentraMed, Inc., a California corporation (“CentraMed”) to purchase substantially all of CentraMed’s assets related to its business of providing healthcare analytics and consulting services to hospitals, physicians and other providers.  Streamline agreed to pay CentraMed $4,800,000 in cash at closing, plus a contingent cash earn out payment based on CentraMed’s financial performance for the 12 month period beginning six months after closing.  The Agreement includes detailed representations, warranties and covenants, as well as indemnification and termination provisions customary for transactions of this type.  The closing of the acquisition is expected to occur in May 2014, subject to customary closing conditions.

On May 7, 2014, the Company issued a press release announcing the signing of the Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 2, 2014, the Company received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) notifying the Company that it is not in compliance with NASDAQ Listing Rule 5250(c)(1).  The NASDAQ letter, which the Company expected, was issued in accordance with standard NASDAQ procedures because the Company did not timely file its Annual Report on Form 10-K for the year ended January 31, 2014 with the Securities and Exchange Commission.

The NASDAQ letter requires the Company to submit a plan by July 1, 2014 to regain compliance with NASDAQ’s filing requirements for continued listing.  The Company expects to file the Form 10-K and regain compliance with this NASDAQ listing rule prior to the due date of the plan.

On May 7, 2014, the Company issued a press release announcing the receipt of the NASDAQ listing compliance letter.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release, dated May 7, 2014, regarding agreement to acquire assets of CentraMed.
99.2	Press release, dated May 7, 2014, regarding NASDAQ listing compliance letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: May 8, 2014	By:	/s/ Jack W. Kennedy Jr.
		Name:	Jack W. Kennedy Jr.
		Title:	Senior Vice President &
Chief Legal Counsel

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release, dated May 7, 2014, regarding agreement to acquire assets of CentraMed.
99.2	Press release, dated May 7, 2014, regarding NASDAQ listing compliance letter.